SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


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    (2))
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[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             ATS MONEY SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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
                             ATS MONEY SYSTEMS, INC.
                                25 ROCKWOOD PLACE
                           ENGLEWOOD, NEW JERSEY 07631

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 30, 2000

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ATS Money Systems, Inc. (the "Company"), will be held at The Clinton Inn, 145 Dean Drive, Tenafly, New Jersey 07670, at 5:00 p.m., on Friday, June 30, 2000, for the following purposes:

      1. To elect three directors for a term of one year and until their respective successors are elected and qualified;

      2. To ratify a 100,000 share increase in the number of shares of the Company's common stock reserved for grants under the Company's Common Stock Incentive Plan;

      3. To ratify a 50,000 share increase in the number of shares of the Company's common stock reserved for grants under the Company's 1995 Director Stock Plan;

      4. To ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and

      5. To transact such other business as properly may come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on May 12, 2000 as the record date for determining stockholders entitled to receive notice of the Annual Meeting and to vote at such meeting or any adjournment or adjournments thereof.

      The Board of Directors appreciates and welcomes stockholder participation in the Company's affairs. Whether or not you plan to attend the Annual Meeting, please vote by completing, signing and dating the enclosed proxy and returning it promptly to the Company in the enclosed self-addressed, postage prepaid envelope. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                               By Order of the Board of Directors,


                               Thomas J. Carey
                               Secretary

May 26, 2000

                             ATS MONEY SYSTEMS, INC.
                                25 ROCKWOOD PLACE
                           ENGLEWOOD, NEW JERSEY 07631
                                 ---------------
                                 PROXY STATEMENT
                                 ---------------
                       2000 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

      This Proxy Statement is furnished to stockholders of ATS Money Systems, Inc., a Nevada corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Stockholders of the Company to be held at 5:00 p.m. on Friday, June 30, 2000 at The Clinton Inn, 145 Dean Drive, Tenafly, New Jersey 07670, and any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement, the attached Notice of Annual Meeting and the accompanying form of proxy, together with the Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1999, are first being sent to stockholders of the Company on or about May 26, 2000.

      The record date for stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting is the close of business on May 12, 2000 (the "Record Date"). On the Record Date, there were issued and outstanding 5,643,235 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). All of such shares are of one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Annual Meeting for each share registered in such holder's name. Presence in person or by proxy of holders of 2,821,618 shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present (i) the affirmative vote by the holders of a plurality of the shares represented at the Annual Meeting and entitled to vote will be required to act on the election of directors, and (ii) the affirmative vote by the holders of a majority of the shares represented at the Annual Meeting and entitled to vote will be required to act on all other matters to come before the Annual Meeting, including (A) the ratification of a 100,000 share increase in the number of shares of Common Stock reserved for issuance under the Company's Common Stock Incentive Plan, (B) the ratification of a 50,000 share increase in the number of shares of Common Stock reserved for issuance under the Company's 1995 Director Stock Plan, and (C) the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year.

      In accordance with applicable law, all stockholders of record on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Thus, an abstention from voting on a matter has the same legal effect as a vote "against" the matter, even though a stockholder may interpret such action differently. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares of Common Stock held in street name on certain matters in the absence of instructions from the beneficial owner of the shares. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. (Shares voted to abstain as to a particular matter will not be considered non-voted shares).

      A proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained thereon. If no specific instructions are indicated on the proxy, the shares represented thereby will be voted FOR (i) the election of the persons nominated herein as directors, (ii) the ratification of the 100,000 share increase in the number of shares of Common Stock reserved for issuance under the Company's Common Stock Incentive Plan, (iii) the ratification of the 50,000 share increase in the number of shares of Common Stock reserved for issuance under the Company's 1995 Director Stock Plan, and (iv) the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year; as well as FOR the transaction of such other business as properly may come before the Annual Meeting.

      Each proxy granted may be revoked by the person granting it at any time
(i) by giving written notice to such effect to the Secretary of the Company,
(ii) by execution and delivery of a proxy bearing a later date, or (iii) by attendance and voting in person at the Annual Meeting; except as to any matter upon which, prior to such revocation, a vote shall have been cast at the Annual Meeting pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AS A GROUP

      Set forth below is information, as of the Record Date, with respect to the beneficial ownership of the Common Stock by (i) each person or group who is known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, (ii) each of the current directors of the Company ( three of whom constitute the nominees for election as directors at the Annual Meeting), (iii) each of the executive officers of the Company named in the compensation table under the section entitled "Executive Compensation", and (iv) all directors and executive officers of the Company, as a group (6 persons).


                                NUMBER OF SHARES            PERCENT
NAME AND ADDRESS                OF COMMON STOCK             OF CLASS
----------------                ---------------             --------

Michael M. Smith                   1,296,970                 22.9%
 35-20 Broadway
 Astoria, New York  11106

Gerard F. Murphy                   1,137,793(1)              20.1%
 218 Park Street
 Montclair, New Jersey 07043

Fred Den                           1,087,637(2)              19.1%
 102 Glen Way
 Syosset, New York 11791

A. Paul Cox, Jr.                      99,667(3)               1.8%
3615 Atlantic Avenue
Virginia Beach, Virginia 23451

Thomas J. Carey                       68,667(4)               1.2%
 52 Hominy Hill Road
 Colts Neck, New Jersey 07722

James H. Halpin                       54,854(5)               1.0%
 27 Danvers Road
 New Milford, Connecticut 06776

All directors and executive        2,489,246(6)              43.0%
 officers as a group
----------------------------
(1) Includes 13,041 shares of Common Stock which are the subject of incentive stock options granted to Mr. Murphy which are currently exercisable or are exercisable within 60 days after the Record Date. See "Common Stock Incentive Plan".

(2)   Includes (i) 100,000 shares of Common Stock owned by Mr. Den's wife, and
      (ii) 26,667 shares of Common Stock which are the subject of non-qualified stock options granted to Mr. Den, which are currently exercisable or are exercisable within 60 days after the Record Date. See "Director Stock Plan".

(3) Includes 26,667 shares of Common Stock which are the subject of non-qualified stock options granted to Mr. Cox, which are currently exercisable or are exercisable within 60 days after the record date. See "Director Stock Plan".

(4)   Includes (i) 10,000 shares of Common Stock owned by Mr. Carey's wife, and
      (ii) 26,667 shares of Common Stock which are the subject of non-qualified stock options granted to Mr. Carey which are currently exercisable or are exercisable within 60 days after the Record Date. See "Director Stock Plan".

(5) Includes 42,956 shares of Common Stock which are the subject of incentive stock options granted to Mr. Halpin, which are currently exercisable or are exercisable within 60 days after the Record Date. See "Common Stock Incentive Plan".

(6) In addition to the information included above for Messrs. Murphy, Den, Cox, Carey and Halpin, includes 15,864 shares of Common Stock owned by another executive officer of the Company and 24,764 shares of Common Stock which are the subject of incentive stock options granted to such executive officer which are currently exercisable or are exercisable within 60 days after the Record Date. See "Common Stock Incentive Plan".

                              ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

NOMINEES

      The Company's by-laws provide for a Board of Directors of not less than three directors nor more than seven directors, as fixed by the vote of the stockholders. The size of the Board has been fixed at five directors. At present, the Board of Directors consists of four directors and there is one vacancy. At a Board of Directors meeting held in March 2000, Mr. Cox indicated that he intended to resign as a director of the Company effective June 5, 2000; as a result, the Board determined to nominate three directors for reelection and to leave two positions vacant. At the Annual Meeting, three persons will be elected to the Board of Directors to serve until the next annual meeting and until their respective successors are elected and qualified. The persons named in the accompanying form of proxy, unless otherwise instructed, intend to vote the shares of Common Stock covered by valid proxies FOR the election of the three persons named in the following table who have been designated by the Board of Directors as nominees for director, each of whom is currently serving as a director. In the event that any of such persons is unable to continue to be available for election, the persons named in the accompanying form of proxy will have discretionary power to vote FOR a substitute and will have discretionary power to vote or withhold their vote for any additional nominees named by stockholders. There are no circumstances presently known to the Board of Directors which would render any of the following persons unavailable to continue to serve as a director, if elected.

NAME               AGE   OTHER RELATIONSHIPS WITH THE COMPANY    DIRECTOR SINCE
----               ---   ------------------------------------    --------------

Gerard F. Murphy    64   President and Chief Executive Officer   August 1988

Fred Den            58   Treasurer                               August 1988

Thomas J. Carey     63   Secretary                               October 1995

      There is no family relationship between any of the nominees to the Board of Directors or between any of such persons and the executive officers of the Company.

      The business experience of each of the foregoing persons, during the past five years, is as follows:

      Mr. Murphy has been the President and Chief Executive Officer of the Company for more than the past five years.

      Mr. Den has been a real estate manager for Marteva Corp. for more than the past five years and is involved in managing and operating various real estate ventures. Mr. Den has been Treasurer of the Company since May 30,1997; for more than the five years prior thereto, Mr. Den was Secretary of the Company.

      Mr. Carey, a certified public accountant, has been Secretary of the Company since May 30, 1997 and the Chief Financial Officer of Driver Harris Company, a publicly-traded multi-national manufacturer of electrical resistance wire, since May 1995.

      Each of the foregoing nominees is a current director of the Company, elected as such at the June 4, 1999 annual meeting of stockholders, and holds office until the next annual meeting of stockholders and until his respective successor has been duly elected and qualified or until his earlier resignation.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS OF THE COMPANY.

ADDITIONAL INFORMATION WITH RESPECT TO THE BOARD OF DIRECTORS AND ITS COMMITTEES

Settlement Agreement

      On August 30, 1995, the Company, Fred Den and each of Michael M. Smith and Louis Z. Weitz (then directors of the Company), entered into a Settlement Agreement (the "Settlement Agreement") which resolved a then threatened proxy contest for the election of directors at the 1995 Annual Meeting of Stockholders. The Settlement Agreement, among other matters, provided that, notwithstanding anything to the contrary contained therein, if at any time when Mr. Den is a director of the Company or any subsidiary of the Company he does not beneficially own at least 10% of the outstanding Common Stock (the "10% Condition"), and irrespective of whether he subsequently increases his beneficial ownership of Common Stock to 10% or more of the outstanding Common Stock, then the Board, by a vote of a majority of the directors other than Mr. Den, may at any time thereafter request that Mr. Den resign as a director of the Company and as a director of any subsidiary of the Company, and within two business days following such request, Mr. Den will resign. In addition, in the event that Mr. Den fails to meet the 10% Condition and at such time has been nominated by the Board to stand for election or re-election to the Board then, if pursuant to the aforementioned requirements Mr. Den would be required to resign as a director, he will immediately withdraw as a nominee (or, in the absence of such withdrawal, the Company may remove Mr. Den from its slate of nominees). The Settlement Agreement further provided that if Mr. Den is in compliance with the 10% Condition and, solely as a result of the issuance by the Company of additional shares of Common Stock, Mr. Den no longer owns at least 10% of the outstanding Common Stock, Mr. Den will not be deemed to have failed the 10% Condition unless and until he shall, in one or more transactions, sell, transfer or dispose of shares of Common Stock which, in the aggregate, represent 1% or more of the then outstanding Common Stock.

Meetings and Committees of the Board of Directors

      The Company has standing Audit and Compensation Committees of the Board of Directors. The members of each committee are appointed by, and serve at the discretion of, the Board of Directors. As of the date of this Proxy Statement, Messrs. Carey, Cox and Den comprise the members of each committee. The Board of Directors does not have a Nominating Committee or a committee performing similar functions.

      The Audit Committee is authorized to confer with the auditors and financial officers of the Company, review reports submitted by the auditors, establish or review, and monitor compliance with codes of conduct of the Company, inquire about procedures for compliance with laws and regulations relating to the management of the Company, and report and make recommendations to the Board of Directors.

      The Compensation Committee is responsible for establishing the compensation of the President and Chief Executive Officer of the Company and the compensation of key employees of the Company based upon the recommendation of the President and Chief Executive Officer. The Compensation Committee also is responsible for administering the Company's stock option plans, including the designating of individuals to be granted options, prescribing the terms and conditions of such options and making all other determinations deemed necessary for the administration of such plans.

      During 1999, there were ten meetings of the Board of Directors, one meeting of the Audit Committee and four meetings of the Compensation Committee. During this period, each director attended all of the meetings of the Board of Directors and the committees thereof on which he served.

Compensation of Directors

      Until December 31, 1999, each director who was not a full-time employee of the Company or any of its subsidiaries (a "Non-Employee Director" - i.e., Messrs. Carey, Cox and Den ) received an annual payment of $5,000. In addition, each director (including Mr. Murphy) received compensation of $500 for attendance at each day of duly called meetings of the Board of Directors, the director who acted as chairman of the meeting received an additional $300 per day for Board of Director meetings and the director who prepared the minutes for the Board of Directors meeting received an additional $100 for acting as secretary of the meeting. Effective January 1, 2000, these amounts were increased to $6,000, $600, $500 and $150, respectively. Non-Employee Directors also receive compensation of $300 for attendance at each meeting of a Committee of the Board of Directors.

      In addition to cash compensation, immediately following the election of directors at each annual meeting of stockholders, each elected Non-Employee Director receives an option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. See "Director Stock Plan" and "Proposal to Ratify a 50,000 Share Increase in the Number of Shares of Common Stock Reserved for Grants under the 1995 Director Stock Plan".

EXECUTIVE OFFICERS OF THE COMPANY

      As of the date of this Proxy Statement, the executive officers of the Company are:

NAME                 AGE      POSITION WITH THE COMPANY
----                 ---      -------------------------

A. Paul Cox, Jr.      62      Chairman of the Board of Directors

Gerard F. Murphy      64      President and Chief Executive Officer and Director

James H. Halpin       57      Executive Vice President - Sales and Marketing

Joseph M. Burke       58      Vice President - Finance

Thomas J. Carey       63      Secretary and Director

Fred Den              58      Treasurer and Director

      Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors.

      The business experience of each of Messrs. Murphy, Carey and Den is set forth above. Messrs. Halpin and Burke have been associated with the Company for more than the past five years as the Company's Executive Vice President and Vice President - Finance, respectively. Mr. Cox has been the Chairman of the Board since October 1996; and, for more than the past five years, he has been the sole proprietor of Asset Protection Company, a management consulting firm.

      In addition to the foregoing, the Company considers Messrs. Timothy J. Eames and Kenneth Andersen to be significant employees of the Company. Mr. Eames, 64, has been associated with the Company for more than the past five years as Vice President - Sales. Mr. Andersen, 51, has been associated with the Company for more than the past five years as Chief Technology Officer.

EXECUTIVE COMPENSATION

Summary of Compensation in fiscal years ended December 31, 1999, 1998 and 1997 (respectively, "Fiscal 1999", "Fiscal 1998" and "Fiscal 1997")

      The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to or earned (on an accrual basis) by the Company's chief executive officer and each other executive officer of the Company earning more than $100,000 during Fiscal 1999, Fiscal 1998 or Fiscal 1997.

                            ANNUAL COMPENSATION   LONG-TERM COMPENSATION
                            -------------------   ----------------------
                                                   AWARDS     PAYOUTS
                                                   ------     -------

                                                 SECURITIES
NAME AND             FISCAL                      UNDERLYING     LTIP         ALL OTHER
PRINCIPAL POSITION    YEAR    SALARY     BONUS   OPTIONS (#)  PAYOUTS($)(5) COMPENSATION
------------------    ----    ------     -----   -----------  ------------- ------------
Gerard F. Murphy      1999   $154,500   $50,000    2,000(1)    $45,172        $1,695(6)
 President and        1998   $154,500   $10,000    6,000(3)    $40,538        $1,695(6)
 Chief Exec. Officer  1997   $153,509   $10,000       --       $38,163        $1,695(6)


James H. Halpin       1999   $232,766             37,375(2)    $27,974            --
 Exec. V.P. -         1998   $458,264        --    3,000(3)    $22,975            --
 Sales & Marketing    1997   $252,564        --    5,000(4)    $20,600            --

-------------------------
(1) Represents incentive options granted on January 21, 1999. See "Common Stock Incentive Plan".

(2) Represents incentive options granted on May 3, 1999. See "Common Stock Incentive Plan".

(3) Represents incentive stock options granted on March 8, 1998. See "Common Stock Incentive Plan".

(4) Represents incentive stock options granted on February 14, 1997. See "Common Stock Incentive Plan".

(5) Represents accrued amounts allocated as of December 31 of each year pursuant to the Company's Profit Sharing Plan. See "Long Term Incentive Plans" for a description of such plan.

(6) Represents insurance premiums paid by the Company with respect to a life insurance policy on the life of Mr. Murphy, the beneficiary of which is his spouse.

Common Stock Incentive Plan

      The Common Stock Incentive (the "Incentive Plan") is intended to provide an incentive to continued employment or association of key employees and other individuals by enabling them to acquire a proprietary interest in the Company and by offering comparable incentives to enable the Company better to attract, compete for and retain highly qualified individuals, as well as to associate the interests of such persons with those of the Company and its shareholders. The Incentive Plan currently authorizes the issuance, until January 2003, of options covering up to 480,000 shares of Common Stock, subject to adjustment in certain circumstances. See "Proposal to Ratify a 100,000 Share Increase in the Number of Shares of Common Stock Reserved for Grants under the Common Stock Incentive Plan."

Director Stock Plan

      The 1995 Director Stock Plan (the "Directors Plan") is intended to help the Company attract and retain as directors of the Company and its subsidiaries qualified persons of ability and with potential. The Directors Plan currently authorizes the issuance, until October 2005, of options for, and shares of, Common Stock covering up to 150,000 shares of Common Stock, subject to adjustments in certain instances. See "Proposal to Ratify a 50,000 Share Increase in the Number of Shares of Common Stock Reserved for Grants under the 1995 Director Stock Plan." The Directors Plan provides for each Non-Employee Director to receive an award of 10,000 shares of Common Stock upon first being elected to the Board of Directors by the stockholders and a grant of 10,000 Non-Qualified Stock Options immediately following such person's reelection to the Board at each annual meeting of the stockholders.

Stock Options Granted in Fiscal 1999

      The following table sets forth information concerning individual grants of stock options made during Fiscal 1999 to each executive officer listed in the Summary Compensation table. The Company did not grant any stock appreciation rights during Fiscal 1999.


                                          % OF TOTAL
                   NUMBER OF SECURITIES   OPTIONS GRANTED
                   UNDERLYING OPTIONS     TO EMPLOYEES IN   EXERCISE PRICE   EXPIRATION
NAME               GRANTED (#)            FISCAL YEAR       (PER SHARE)      DATE
----               -----------            -----------       -----------      ----
Gerard F. Murphy        2,000                  4.4%            $0.96         1/21/2004

James H. Halpin        37,375                 82.0%            $0.70         5/03/2009


      Mr. Murphy's option was granted by the Compensation Committee on January 21, 1999 pursuant to the Incentive Plan, when the fair market value of the Common Stock was $.75 per share. Mr. Halpin's option was granted by the Compensation Committee on May 3, 1999 pursuant to the Incentive Plan, when the fair market value of the Common Shares was $.70 per share. All of the foregoing options become exercisable as to one-third of the shares included in the grant on each anniversary of the grant. The right to purchase shares of Common Stock pursuant to such options is cumulative, and the optionee may exercise his right to purchase shares of Common Stock at any time and from time to time after the option becomes exercisable and prior to the expiration or termination of the option. In the event of the termination of the optionee's employment, the optionee's option may be exercised by the optionee or the optionee's legal representative, to the extent that the option has not expired, within three months (one year in the case of termination as a result of disability or death) from the date of the optionee's termination of employment.

      The following table sets forth information concerning options granted under the Incentive Plan and the Directors Plan during fiscal 1999 to (a) each nominee for election as a director (b) each of the Company's executive officers named in the Summary Compensation Table above, (c) all current executive officers of the Company (which include all of the current directors) as a group (six persons), and (d) all current employees of the Company (other than executive officers) as a group.


                                      (A)                      (B)
                               SHARES UNDERLYING        SHARES UNDERLYING
NAMES AND POSITIONS OF         OPTIONS GRANTED          OPTIONS GRANTED          TOTAL OF
PLAN BENEFICIARIES             PURSUANT TO INCENTIVE    PURSUANT TO DIRECTOR     COLUMNS
----------------------         PLAN DURING              STOCK PLAN DURING        (A) AND (B)
                               FISCAL 1999              FISCAL 1999
                               ---------------------    --------------------     -----------
Gerard F. Murphy, President
and Chief Executive Officer
and Director                        2,000                       --                  2,000

Fred Den, Director and
Secretary                              --                   10,000                 10,000


                                      (A)                      (B)
                               SHARES UNDERLYING        SHARES UNDERLYING
NAMES AND POSITIONS OF         OPTIONS GRANTED          OPTIONS GRANTED          TOTAL OF
PLAN BENEFICIARIES             PURSUANT TO INCENTIVE    PURSUANT TO DIRECTOR     COLUMNS
----------------------         PLAN DURING              STOCK PLAN DURING        (A) AND (B)
                               FISCAL 1999              FISCAL 1999
                               ---------------------    --------------------     -----------
Thomas J. Carey, Director
and Treasurer                          --                   10,000                 10,000

James H. Halpin, Executive
Vice President                     37,375                       --                 37,375

All Executive Officers (as
a Group)                           40,375                   30,000                 70,375

All Current Employees other
than Executive Officers
(as a Group)                        5,250                       --                  5,250


Stock Options Held at End of Fiscal 1999

      The following table indicates the total number of exercisable and unexercisable stock options held by each executive officer named in the Summary Compensation table as of December 31, 1999. No options to purchase Common Stock were exercised during Fiscal 1999 by the named executive officers and no stock appreciation rights were outstanding during Fiscal 1999.


                 NUMBER OF SHARES OF COMMON STOCK     VALUE OF UNEXERCISED
                     UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                 OPTIONS AT DECEMBER 31, 1999        AT DECEMBER 31, 1999(1)
                 ----------------------------        -----------------------
NAME              EXERCISABLE   UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
----              -----------   -------------      -----------   -------------

Gerard F. Murphy     10,375         6,000            $ 2,098        $ 1,916

James H. Halpin      27,831        41,167            $23,124        $24,311
-------------------------
(1) On December 31, 1999, the average of the high bid and low asked prices of the Common Stock was $1.3126 per share. On April 14, 2000, based upon the average of the high bid and low asked price of the Common Stock on such date ($1.78 per share), the value of in-the-money securities underlying the unexercised options referred to in the table held by Messrs. Murphy and Halpin was $11,899 and $46,039 respectively.

Long Term Incentive Plans

      The Company has a discretionary non-contributory Profit Sharing Plan, the Trustees of which are the Company's directors. All of the Company's full-time employees who have attained the age of 21 and have completed one year of continuous service with the Company, subject to certain requirements, are eligible to participate in the plan. Pursuant to the plan, the Company may make annual cash contributions, limited to 15% of the salaries of participating employees, if the Board of Directors of the Company determines that the Company's profits warrant such a contribution. Contributions made by the Company are allocated to participating employees in proportion to their compensation. Effective January 1, 1998, the Company adopted provisions under the plan to provide a 401k feature, pursuant to which the Company will match 25% of the participant's contribution up to 6% of the participant's compensation. Employee contributions to the 401k feature, which are voluntary, can range up to 20% of compensation. A participant's right to the Company's contributions to the plan become 20% vested after two full years of service and 20% vested for each full year of service thereafter, except that a participant who is not fully vested becomes fully vested upon death, total disability, the termination of the plan or retirement at age 65. The following table shows, for Fiscal 1999, the amounts allocated under the plan to each executive officer listed in the Summary Compensation table. Previously accrued awards under the plan are shown in the Summary Compensation table under "LTIP Payouts".

                          LONG-TERM INCENTIVE PLANS-AWARDS IN FISCAL 1999
                          -----------------------------------------------

                  DOLLAR AMOUNT
NAME              ALLOCATED FOR 1999   PERIOD UNTIL MATURATION(1)  FUTURE PAYOUT
----              ------------------   --------------------------  -------------

Gerard F. Murphy        $4,634                         --                (2)

James H. Halpin         $4,999                         --                (2)

-------------------------
(1) Each of the named individuals is fully vested in contributions made to him under the plan.

(2) It is impossible to estimate the benefits that any participant may be entitled to under the plan upon retirement or death, since the amount of such benefits will be dependent upon, among other things, future profits and contributions by the Company, future net income earned by the trust to which contributions are deposited and forfeitures of non-fully vested participants on future termination of employment.

Employment Contracts and Termination of Employment and Change of Control Arrangements

      Other than the Incentive Plan and the Profit Sharing Plan, the Company does not have any program providing compensation to its executive officers which is intended to serve as an incentive for performance to occur over a period longer than one fiscal year. The incentive stock options granted to Messrs. Murphy and Halpin provide that if their respective employments are terminated, for any reason other than death or retirement, their options only may be exercised, to the extent not expired, within three months (one year in the case of termination as a result of disability or death) from the date of termination of employment.

      Mr. Murphy is employed under an employment agreement entered into in 1996 which currently expires on December 31, 2000. Mr. Murphy currently is receiving a base annual salary of $159,500. Under his employment agreement, Mr. Murphy receives the use of a luxury size automobile, at the Company's expense, and reimburses the Company (currently at the rate of $.11 per mile) for non-business use of such automobile. In addition, in February 2000, Mr. Murphy was granted a cash bonus of $50,000.

      Pursuant to a written arrangement with Mr. Halpin, effective January 1, 1995, Mr. Halpin was receiving an annual base salary of $73,000 plus a 5% commission on sales to certain specified accounts and a 0.5% commission on all other sales by the Company. Mr. Halpin's employment arrangement was modified, effective January 1, 1999, to increase his base salary to $125,000 and for a commission of 1% on all sales.

      Pursuant to the Directors Plan, which covers each Non-Employee Director of the Company, all options granted thereunder become immediately exercisable in the event of a "Change of Control" (as defined in the Directors Plan). See "Directors Plan" and "Proposal to Ratify a 50,000 Share Increase in the Number of Shares of Common Stock Reserved for Grants under the 1995 Director Stock Plan." In November 1999, the Board of Directors approved the following compensation arrangements in the event of a Change of Control: (i) a bonus of $50,000 to each then incumbent director, (ii) an award of 15,000 shares of Common Stock to each then incumbent director, and (iii) awards to selected key employees from a bonus pool not to exceed $200,000.

Certain Relationships and Related Transactions

      At the Board of Directors meeting held in March 2000, after Mr. Cox announced his intended resignation as a director effective June 5, 2000, the Board of Directors agreed to enter into a consulting arrangement with Mr. Cox through December 31, 2001, pursuant to which he will receive $5,000 in 2000 and $15,000 in 2001.

      On April 1, 1999, the Company loaned $40,000 to Fred Den, a director of the Company. The loan, which bears interest at 9% per annum, is secured by 100,000 shares of the Company's Common Stock owned by Mr. Den. The loan, which was originally scheduled to mature on March 15, 2000, has been extended to March 15, 2001.

     PROPOSAL TO RATIFY A 100,000 SHARE INCREASE IN THE NUMBER OF SHARES OF
                     COMMON STOCK RESERVED FOR GRANTS UNDER
                         THE COMMON STOCK INCENTIVE PLAN
                         (PROPOSAL 2 ON THE PROXY CARD)

GENERAL

      The Incentive Plan was originally adopted by the Board of Directors in January 1993 and approved by the Company's stockholders on May 26, 1993. The Incentive Plan, as amended, currently authorizes the issuance until January 2003 of options covering up to an aggregate of 480,000 shares of Common Stock (subject to anti-dilution and similar adjustments). As of May 12, 2000, options for an aggregate of 173,340 shares of Common Stock, at per share exercise prices ranging from $.28125 to $1.375, were outstanding under the Incentive Plan and 125,895 shares of Common Stock were available for the grant of future options under the Incentive Plan.

      On March 31, 2000, the Board of Directors, subject to ratification by the Company's stockholders at the Annual Meeting, approved an increase of 100,000 shares of Common Stock in the number of shares to be reserved for issuance under the Incentive Plan, bringing the aggregate number of shares authorized for issuance under the Incentive Plan (assuming such ratification) to 580,000 shares.

      The Board of Directors believes that the increase in the aggregate number of shares reserved for issuance under the Incentive Plan will facilitate the Company's continuing efforts to attract and retain qualified personnel as well as provide the Company with increased flexibility in structuring compensation.

SUMMARY DESCRIPTION OF THE INCENTIVE PLAN

      All key employees of the Company and its affiliates, as well as Non-Employee Directors of the Company and its affiliates and certain consultants, advisors and other persons who provide services to the Company and its affiliates are eligible to participate in the Incentive Plan. The Incentive Plan is intended to provide incentive to continued employment or association and dedication of such persons by enabling them to acquire a proprietary interest in the Company, and by offering comparable incentives to enable the Company to better attract, compete for and retain highly qualified employees and advisors.

      Options granted under the Incentive Plan may be either "Incentive Stock Options", as that term is defined in Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options which do not qualify as Incentive Stock Options ("Non-Qualified Stock Options"). An Incentive Stock Option must expire within ten years from the date it is granted (five years in the case of such options granted to a holder of more than 10% of the outstanding Common Stock). The exercise price of an Incentive Stock Option must be at least equal to the fair market value of the Common Stock on the date such Incentive Stock Option is granted and may be paid in cash, a cash equivalent, shares of Common Stock or any other consideration acceptable to the Board of Directors or the Compensation Committee which administers the Incentive Plan. To the extent the aggregate fair market value of Incentive Stock Options that are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options will be treated as Non-Qualified Stock Options. The exercise price of Non-Qualified Stock Options is not limited and may be below fair market value.

      Incentive Stock Options terminate three months (one year if termination is by reason of death or disability) after the optionee's relationship with the Company or its affiliate is terminated without cause. In the case of Non-Qualified Stock Options, such options terminate as determined by the Board of Directors or the Compensation Committee, and as set forth in the option agreement between the Company and the optionee.

      Options granted under the Incentive Plan are not transferable by an optionee (unless allowed by the Board of Directors or the Compensation Committee) otherwise than by will or the laws of descent and distribution, and are exercisable during the holder's lifetime only by the holder.

      The Board of Directors, with respect to shares of Common Stock not then subject to options, may amend or terminate the Incentive Plan at any time or from time to time, without the approval of the stockholders, except as otherwise required by (i) the Code, (ii) the laws of the State of Nevada (the Company's jurisdiction of incorporation), and (iii) the Securities Exchange Act of 1934 (the "Exchange Act") or the rules promulgated thereunder.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following discussion of certain relevant federal income tax effects applicable to options granted under the Incentive Plan is a brief summary only, and reference is made to the Code, and the regulations and interpretations issued thereunder, for a complete statement of all relevant federal tax provisions. This brief summary of the principal federal income tax consequences is based on current federal income tax laws, is not intended to be exhaustive and does not describe State, local or foreign tax consequences.

      No taxable income will be realized by an optionee upon the grant or timely exercise of an Incentive Stock Option. If Common Stock is issued to an optionee pursuant to the exercise of an Incentive Stock Option and if a disqualifying disposition of such Common Stock is not made by the optionee (i.e., no disposition is made within two years after the date of grant or within one year after the receipt of Common Stock upon exercise of an option by such optionee, whichever is later), then (i) upon sale of the Common Stock, any amount realized in excess of the exercise price of the Incentive Stock Option will be taxable to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the Company. However, if Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to satisfying the holding period described above, generally
(i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the Common Stock at the time of exercise (or, if less, the amount realized on the disposition of the Common Stock), over the exercise price thereof, and (ii) the Company will be entitled to deduct an amount equal to the amount of such income. Any additional gain recognized by the optionee upon a disposition of Common Stock prior to satisfying the holding period described above will be taxable as a short-term or long-term capital gain, as the case may be, and will not result in any deduction by the Company.

      If an Incentive Stock Option is exercised at a time when it no longer qualifies as an Incentive Stock Option, the option will be treated as a Non-Qualified Stock Option. Subject to certain exceptions, an Incentive Stock Option generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following termination of employment.

      The amount by which the fair market value of the Common Stock on the exercise date of an Incentive Stock Option exceeds the exercise price generally will constitute an item which increases the optionee's "alternative minimum taxable income."

      See "Proposal to Ratify a 50,000 Share Increase in the Number of Shares of Common Stock Reserved for Grants Under the 1995 Directors Stock Plan -- Certain Federal Income Tax Consequences" for a discussion of certain relevant federal income tax effects applicable to Non-Qualified Stock Options.

REQUIRED VOTE

      The affirmative vote of the holders of at least a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting (assuming the presence of a quorum) is required to ratify the increase in the number of shares of Common Stock to be authorized for grants under the Incentive Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE 100,000 SHARE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR GRANTS UNDER THE INCENTIVE PLAN.

            PROPOSAL TO RATIFY A 50,000 SHARE INCREASE IN THE NUMBER
                  OF SHARES OF COMMON STOCK RESERVED FOR GRANTS
                       UNDER THE 1995 DIRECTOR STOCK PLAN
                         (PROPOSAL 3 ON THE PROXY CARD)

GENERAL

      The Directors Plan was adopted by the Board of Directors in September 1995 and approved by the Company's stockholders on October 25, 1995. The Directors Plan has been designed to help the Company attract and retain as directors of the Company and its subsidiaries persons of outstanding ability and potential. The Company has reserved 150,000 shares of Common Stock for issuance of awards under the Directors Plan (subject to anti-dilution and similar adjustments). No options may be granted under the Directors Plan on or after October 31, 2005. As of May 12, 2000, options for an aggregate of 90,000 shares of Common Stock, at a per share exercise price ranging from $.7969 to $.9500, were outstanding under the Directors Plan and 60,000 shares of Common Stock were available for the future grants under the Directors Plan.

      On March 31, 2000, the Board of Directors, subject to ratification by the Company's stockholders at the Annual Meeting, approved an increase in the number of shares to be reserved for issuance under the Directors Plan by 50,000 shares of Common Stock, bringing the aggregate number of shares authorized for issuance under the Directors Plan (assuming such ratification) to 200,000 shares.

      The Board of Directors believes that the increase in the aggregate number of shares reserved for issuance under the Director Stock Plan will facilitate the Company's continuing efforts to attract and retain qualified directors as well as provide the Company with increased flexibility in structuring compensation.

SUMMARY DESCRIPTION OF THE DIRECTORS PLAN

      The Directors Plan provides for each Non-Employee Director to receive an award of 10,000 shares of Common Stock upon first being elected to the Board of Directors by the stockholders and a grant of 10,000 Non-Qualified Stock Options immediately following such person's reelection to the Board at each annual meeting of the stockholders.

      The Directors Plan is administered by the Board of Directors and is intended to satisfy the provisions of Rule 16b-3 under the Exchange Act. The Board of Directors, subject to and not inconsistent with the express provisions of the Directors Plan, administers and interprets the Directors Plan and adopts rules and regulations related thereto.

      Generally, each option granted under the Directors Plan may be exercised for a period of up to ten years from the date of grant. Options are granted with an option price equal to the "Fair Market Value" (as defined in the Directors
Plan) of the Common Stock on the date of grant. The option price is required to be paid in full in cash or its equivalent at the time the option is exercised. Options granted under the Directors Plan are exercisable as to 33-1/3% of the shares subject thereto on the date of grant and become exercisable as to an additional 33-1/3% of the shares subject thereto on each of the first and second anniversaries of such date of grant if the Non-Employee Director continues to be a Non-Employee Director. An option granted to a Non-Employee Director may not be exercised by such optionee unless the optionee has remained continuously in service as a director since the date of grant of such option. In the event that service of a Non-Employee Director as a director is terminated other than by reason of death, "Disability" or "Retirement" (each as defined in the Directors
Plan), all options held by such Non-Employee Director may be exercised within six months after such cessation to the extent such options are then exercisable; provided, however, that if the termination of such Non-Employee Director's service was for "Cause" (as defined in the Directors Plan), all options held by such Non-Employee Director terminate immediately. In the event that the Non-Employee Director ceases to be a director by reason of death, Disability or Retirement, or if the Non-Employee Director dies within three months after such termination of service other than for Cause, all options held by such Non-Employee Director, to the extent such options are then exercisable, remain exercisable for two years after the date of such death, Disability or Retirement. The Directors Plan also provides for acceleration of the exercisability of options in the event of a "Change in Control" (as defined in the Directors Plan).

      The Board of Directors, at any time and from time to time, may suspend, terminate, modify or amend the Directors Plan; provided however, that the Directors Plan may not be amended without stockholder approval to the extent that such approval is required (i) for the Directors Plan to meet the requirements of Rule 16b-3 under the Exchange Act, or (ii) by any other provision of applicable law. In addition, no such change may adversely affect any option previously granted, except with the written consent of the optionee.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following discussion of certain relevant federal income tax effects applicable to the Common Stock and Non-Qualified Stock Options, including all of the options granted under the Directors Plan, is a brief summary only, and reference is made to the Code, and the regulations and interpretations issued thereunder, for a complete statement of all relevant federal tax provisions. This brief summary of the principal federal income tax consequences is based on current federal income tax laws, is not intended to be exhaustive and does not describe State, local or foreign tax consequences.

      An award of Common Stock generally results in the immediate recognition of ordinary income measured by the fair market value of the shares of Common Stock issued as of the date of issuance. However, since a Non-Employee Director is subject to potential liability under Section 16(b) of the Exchange Act, an award of Common Stock to a Non-Employee Director is deemed to be subject to a substantial risk of forfeiture, as defined in the Code and, unless such Non-Employee Director makes an election under Section 83(b) of the Code within 30 days after receipt of the award of Common Stock, will not be taxable to the Non-Employee Director until such time as the Section 16(b) restriction with respect thereto terminates. At that time, the Non-Employee Director will recognize income measured by the fair market value of the shares of Common Stock issued as of that date. The Company generally will be entitled to a deduction at the time and in the amount that the Non-Employee Director recognizes ordinary income.

      In general, an optionee will not be subject to tax at the time a Non-Qualified Stock Option is granted. Upon exercise of a Non-Qualified Stock Option when the exercise price is paid in cash, the optionee generally must include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the Common Stock at the time of exercise over the exercise price, and will have a tax basis in such Common Stock equal to the cash paid upon exercise plus the amount taxable as ordinary income to the optionee. Where the optionee receiving the Common Stock is restricted from selling the Common Stock because the optionee is subject to reporting under
Section 16(a) of the Exchange Act (the instance with respect to optionees under the Directors Plan) and would be subject to liability under Section 16(b) of the Exchange Act (an "Insider"), then, unless the Insider makes an election under
Section 83(b) of the Code within 30 days after exercise to be taxed under the rule of the preceding sentence, (i) the Insider will recognize taxable ordinary income at the time the Section 16(b) restriction terminates, (ii) the amount of such ordinary income will be equal to the exercise price, (iii) the Insider's tax basis in such Common Stock will be the fair market value at that time, (iv) the Insider's holding period for the Common Stock will begin at that time, and
(v) any dividends the Insider receives on the Common Stock before that time will be taxable to the Insider as compensation income.

      Pursuant to the revised rules under Section 16(b) of the Exchange Act, the purchase of Common Stock upon exercise of an option by an optionee who is an Insider will not be deemed a purchase triggering a six-month period of potential short-swing liability. Accordingly, unless a Non-Qualified Stock Option is exercised during the six-month period following the date of grant of the option, the Common Stock would not be considered subject to a substantial risk of forfeiture as a result of Section 16(b), and the Section 83(b) election generally would not be significant. Thus, in this context, the taxable event for the exercise of a Non-Qualified Stock Option that has been outstanding for at least six months ordinarily will be the date of exercise. If a Non-Qualified Stock Option is exercised within six months after the date of the grant, taxation ordinarily would be deferred until the date which is six months after the date of grant, unless the Insider files an election pursuant to Section 83(b) of the Code to be taxed on the date of exercise.

      The Company generally will be entitled to a deduction in the amount of an optionee's ordinary income at the time such income is recognized by the optionee upon the exercise of a Non-Qualified Stock Option. Income and payroll taxes are required to be withheld on the amount of ordinary income resulting from the exercise of a Non-Qualified Stock Option.

REQUIRED VOTE

      The affirmative vote of the holders of at least a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting (assuming the presence of a quorum) is required to ratify the increase in the number of shares of Common Stock to be authorized for grants under the Directors Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE 50,000 SHARE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR GRANTS UNDER THE DIRECTORS PLAN.

                        SELECTION OF INDEPENDENT AUDITORS
                           (ITEM 4 ON THE PROXY CARD)

      The Board of Directors has selected, subject to ratification by the stockholders, the firm of Deloitte & Touche LLP as the independent auditors to audit the Company's financial statements for its fiscal year ending December 31, 2000. Deloitte & Touche LLP currently is, and for more than the Company's last two fiscal years has been, the Company's independent auditors. Since the beginning of such two fiscal year period, (i) Deloitte & Touche LLP has not expressed reliance, in its audit report, on the audit services of any other accounting firm, and (ii) there have been no reported disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

      A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                  OTHER MATTERS

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Based solely upon a review of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and the Company under the Exchange Act, and upon a review of other information received by the Company, except as provided below, no person who at any time during 1999 was a director, executive officer or beneficial owner of more than 10% of the Company's outstanding Common Stock failed to file, on a timely basis since January 1, 1999, reports required by
Section 16(a) of the Exchange Act.

      In June 1999, Thomas J. Carey, Andrew P. Cox, Jr. and Fred Den were each granted incentive stock options to acquire 10,000 shares of Common Stock pursuant to the Directors Plan and, in May 1999, James H. Halpin was granted incentive stock options to acquire 37,375 shares of Common Stock pursuant to the Incentive Plan; however, each of them inadvertently neglected to timely file a Form 5 for his respective option grant. Such inadvertent failures to report these transactions were corrected by each individual by the filing of a Form 4 in April 2000.

STOCKHOLDERS' PROPOSALS FOR THE 2000 ANNUAL MEETING

      The Company intends to hold the 2000 annual meeting of stockholders of the Company during or about the last week of June 2000. Stockholder proposals for the 2000 annual meeting of stockholders must be received by the Company a reasonable time before the solicitation is made with respect to the 2000 annual meeting of stockholders for the proposal to be considered for inclusion in the proxy statement for such meeting. Any proposal received after February 29, 2000 may be considered not to have been timely received. Such proposal must also meet the other requirements of the Securities and Exchange Commission relating to stockholder proposals required to be included in the Company's proxy statement.

GENERAL

      The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

      The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, directors, officers and regular employees of the Company (none of whom will be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward forms of proxy and proxy materials to their principals and the Company will reimburse them for their expenses.

                               By Order of the Board of Directors

                               Thomas J. Carey
                               Secretary

May 26, 2000


      THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON REQUEST, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS, NOTES TO THE FINANCIAL STATEMENTS AND THE FINANCIAL SCHEDULES CONTAINED THEREIN. COPIES OF ANY EXHIBITS THERETO ALSO WILL BE FURNISHED UPON THE PAYMENT OF A REASONABLE DUPLICATING CHARGE. REQUESTS FOR COPIES OF ANY SUCH MATERIALS SHOULD BE DIRECTED TO THOMAS
J. CAREY, SECRETARY, ATS MONEY SYSTEMS, INC., 25 ROCKWOOD PLACE, ENGLEWOOD, NEW JERSEY 07631.

      PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                             ATS MONEY SYSTEMS, INC.
             PROXY - ANNUAL MEETING OF STOCKHOLDERS - JUNE 30, 2000
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

           The undersigned stockholder of ATS Money Systems, Inc. hereby constitutes and appoints Gerard F. Murphy and Thomas J. Carey, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of ATS Money Systems, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Clinton Inn, 145 Dean Drive, Tenafly, New Jersey 07670, at 5:00 p.m. on Friday, June 30, 2000, and at any adjournments thereof, upon the following proposals which are more fully described in the notice of, and proxy statement for, the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (1) (2) (3) AND (4)

(1) Election of Directors     FOR all nominees listed below (except [ ]      WITHHOLD AUTHORITY [ ]
                              as marked to the contrary below)               to vote for all nominees

                   THOMAS J. CAREY, FRED DEN, GERARD F. MURPHY

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
               THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                   -----------------------------------------

(2) Proposal to ratify a 100,000 share increase in the number of shares of Common Stock reserved for grants under the Common Stock Incentive Plan.

                 [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

(3) Proposal to ratify a 50,000 share increase in the number of shares of Common Stock reserved for grants under the 1995 Director Stock Plan.

                 [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

(4) Proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

                 [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

    EACH OF THE FOREGOING MATTERS HAS BEEN PROPOSED BY THE COMPANY AND IS INDEPENDENT AND NOT CONDITIONED ON THE APPROVAL OF ANY OTHER MATTER.

(5) In their discretion, upon such other matters as properly may come before the Annual Meeting.

                  (Continued and to be signed on reverse side.)

      Said attorneys and proxies, or their substitutes (or if only one, that one) at the Annual Meeting, and any adjournments thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked.

      Receipt is acknowledged of the Notice of Annual Meeting of Stockholders, the Proxy Statement accompanying said Notice and the Annual Report to Stockholders for the fiscal year ended December 31, 1999.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (1) (2) (3) AND (4).

      IN WITNESS WHEREOF, the undersigned has signed this proxy.

                                         Dated:  June __, 2000

                                         -------------------------------------
                                         Stockholder(s) signature

                                         -------------------------------------
                                         Stockholder(s) signature

                                         NOTE: Signature(s) of stockholder(s)
                                         should correspond exactly with the
                                         name(s) shown hereon. If shares are
                                         held jointly, both holders should sign.
                                         Attorneys, executors, administrators,
                                         trustees, guardians or others signing
                                         in a representative capacity should
                                         give their full titles. Proxies
                                         executed in the name of a corporation
                                         should be signed on behalf of the
                                         corporation by its president or other
                                         authorized officer.


      I DO [ ]  DO NOT [ ] EXPECT TO ATTEND THE ANNUAL MEETING.

        NOTE: This proxy, properly filled in, dated and signed, should be returned promptly in the enclosed envelope.